Exhibit 10(B)

                              AMENDED AND RESTATED
                                      1992
                     OLD REPUBLIC INTERNATIONAL CORPORATION
                         NON-QUALIFIED STOCK OPTION PLAN
                              AS OF AUGUST 15, 2002

1.        Purpose
          -------

               The purpose of this Non-Qualified Stock Option Plan (the "Plan") is to promote the interests of Old Republic International Corporation, a Delaware corporation (the "Company"), and its shareholders by providing key employees on whom rests the major responsibility for the present and future success of the Company and its subsidiaries with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability. Only designated salaried officers and other designated salaried key employees of the Company and its subsidiaries, who are in a position to affect materially the profitability and growth of the Company, will be eligible to receive options to purchase common stock under the Plan. Directors who are designated salaried key employees within the meaning of the foregoing are eligible to participate in the Plan. Except as otherwise provided, for all purposes of the Plan the term "subsidiary" or "subsidiary corporation" shall have the meaning ascribed in the Internal Revenue Code of 1986. As used herein, the term optionee applies both to male and female designated salaried officers or other designated salaried key employees of the Company or of any subsidiary corporation eligible under the Plan.

2.        Administration
          --------------

               The Compensation Committee of the Board of Directors of the Company, which shall consist of three or more disinterested directors, shall act as a committee to administer this Plan. As such a committee the Compensation Committee shall be responsible for the interpretation of the provisions of the Plan. Subject to the provisions of the Plan, they may from time to time, and at its sole discretion, adopt such rules and regulations for the administration of the Plan as they deem appropriate. The Compensation Committee of the Board of Directors of the Company shall have the authority to make awards subject to the provisions of the Plan. In making such awards it shall:

          (a)  determine which individuals shall receive options;

          (b) determine the terms and conditions of the options including terms of exercise, limitations on exercise, the price, and payment terms;

          (c)  determine the number of options to be granted;

          (d)  determine the number of shares subject to each option;

          (e)  grant the options; and

          (f) prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan, and to change such forms from time to time, as may be required or necessary.

               Except with respect to awards made to executive officers or directors of the Company, before making awards, the Compensation Committee may consult with the Office of the Chief Executive Officer
          (OCEO) and may seek the OCEO's recommendations and advice. The OCEO is comprised of the Chairman of the Board of the Company and the President and Chief Executive Officer of the Company.

               The OCEO will have the responsibility for maintaining the records concerning options granted to optionees, including the records concerning exercises, lapses or forfeitures of options held by optionees.

3.        Shares Subject to the Plan
          --------------------------

               The shares that may be made subject to options granted under the Plan shall be shares of Common Stock of the Company, $1.00 par value ("Common Stock"). The aggregate number of shares subject to options and issued pursuant to this Plan shall not exceed at six percent (6%) of the Common Stock of the Company issued and outstanding (excluding Common Stock held by the Company and any of its subsidiaries) at December 31 of the preceding year ("Maximum Number"). However, in no

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

          event shall the aggregate number of shares subject to outstanding options pursuant to this Plan and all other stock option plans sponsored by the Company exceed the Maximum Number. If any option lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such option shall again be available for the granting of options and said shares may be used to grant new options under the Plan subject to the aforementioned Maximum Number of shares. Appropriate adjustments in the number of shares and in the option price per share will be made to give effect to adjustments made in the number of outstanding shares of Common Stock through recapitalization, reclassification, stock dividend, stock split or other similar relevant changes. Shares issued upon exercise of options granted under the Plan may be shares held by the Company as treasury shares or authorized but previously unissued shares.

               Although the shares subject to option shall be Common Stock as described above, the optionee shall have a right of election to receive Series G-3 Cumulative Convertible Preferred Stock as set forth in paragraph 4 hereof.

4.        Election to Receive Series G Preferred Stock
          --------------------------------------------

               In lieu of exercising a right to receive Common Stock under this Plan, an optionee may elect to receive the same number of shares of Series G-3 Convertible Preferred Stock ("Series G-3 Preferred Stock") at the same price and under the same terms and conditions as if the optionee had elected Common Stock. Notice of an election to receive Series G-3 Preferred Stock shall be made in writing and delivered as part of the written notice of exercise required by Paragraph 9 of this Plan.

               Any optionee electing to exercise vested options for Series G-3 Preferred Stock may do so only on March 1st or September 1st of each year. Written notice of the election and exercise of options under this paragraph must be received by these dates.

5.        Eligibility
          -----------

               The individuals who shall be eligible to participate in the Plan shall be such designated salaried officers or other designated salaried key employees described in Paragraph 1 hereof of the Company,

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

          or of any subsidiary corporation, as the Compensation Committee shall determine from time to time.

6.        Granting of Options
          -------------------

               Subject to the terms and conditions of the Plan, the Compensation Committee, may from time to time prior to May 31, 2002, grant to such eligible employees options to purchase such number of shares of Common Stock under such terms and conditions as the Compensation Committee may determine. More than one option may be granted to the same employee. The day on which the Compensation Committee approves the granting of an option shall be considered as the date on which such option is granted.

7.        Option Price
          ------------

               The purchase price per share of Common Stock subject to an option shall be fixed by the Compensation Committee but shall not be less than 100% of the fair market value per share of Common Stock on the date the option is granted. For the purposes of this Plan, the fair market value of the Common Stock shall be determined as follows:

          (a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, fair market value shall be the composite transactions closing price for the Common Stock on the immediately preceding trading date of such securities exchange, as published in The Wall Street Journal, or, if there was no trading of the Common Stock on such day, then the composite transactions closing price for the Common Stock on the last previous trading date for which there was trading on such exchange, as published in The Wall Street Journal; or

          (b) If the Common Stock is not listed or admitted to unlisted trading privileges, fair market value shall be the mean of the last reported bid and asked prices of the Common Stock as reported by the National Quotation Bureau, Inc. on the date in question; or

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, fair market value shall be an amount, not less than book value,

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

               determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

8.        Term of Options
          ---------------

               The term of each option shall not exceed ten years from the date of grant. Except as provided in Paragraph 12 hereof, no option may be exercised at any time unless the holder thereof is then an employee of the Company or of a subsidiary. An employee shall have none of the rights of a shareholder with respect to any of the shares subject to option until such shares shall be issued to the optionee upon the exercise of said option.

9.        Method of Exercising Options
          ----------------------------

               Any option granted hereunder may be exercised by the optionee by delivering to the Company at its main office (attention of the OCEO) written notice of the number of shares with respect to which the option rights are being exercised. Payment in full of the purchase price plus the amount required to be withheld by the then current Internal Revenue Regulations will be required before the issuance and delivery of certificates.

10.       Amount Exercisable
          ------------------

               Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to the following percentage limitations and any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Compensation Committee in its discretion may specify upon granting the option.

               Options granted prior to March 20, 2002, may be exercised as follows:

          (a) If the price per share of Common Stock does not reach the Vesting Acceleration Price, to the extent of 10% of the number of shares covered thereby on and after the date of grant; and to the extent of an additional 10% on each January 1st thereafter until fully vested;

          (b) If the price per share of Common Stock reaches the Vesting Acceleration Price, to the extent of 10% of the number of shares

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

               covered by the option for each year that the optionee has been employed by the Company or any subsidiary; and

          (c) If the price per share of Common Stock does not reach the Vesting Acceleration Price and the optionee dies while in the employ of the Company or any subsidiary or is retired in good standing from the employ of the Company or any subsidiary after attaining age 60 or as a result of disability under the then established rules of the Company or the subsidiary, to the extent of 10% of the number of shares covered by the option for each year that the optionee was employed by the Company or any subsidiary.

               Options granted on or after March 20, 2002, may be exercised as follows:

          (d) If the price per share of Common Stock does not reach the Vesting Acceleration Price, then, in accordance with the following schedule of vesting:

                   Annual                                          Cumulative
                   ------                                          ----------

                   10% in the fiscal year of the grant                 10%

                   15% in the second fiscal year following             25%
                   the date of the grant

                   20% in the third fiscal year following              45%
                   the date of the grant

                   25% in the fourth fiscal year following             70%
                   the date of the grant

                   30% in the fifth fiscal year following             100%
                   the date of the grant;

          (e) If the price per share of Common Stock reaches the Vesting Acceleration Price, then, to the extent of the higher of:

               (1) 10% of the number of shares covered by the option for each year that the optionee has been employed by the Company or any subsidiary; or

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

               (2)  the actual  vested  percentage  determined  pursuant  to the schedule in subparagraph (d) above, plus 50% of the unvested remaining shares;

               and whatever shares remain unvested thereafter shall vest in accordance with the vesting schedule in subparagraph (d) above;

          (f) If the price per share of Common Stock does not reach the Vesting Acceleration Price and the optionee dies while in the employ of the Company or any subsidiary or is retired in good standing from the employ of the Company or any subsidiary after attaining age 57 or as a result of disability under the then established rules of the Company or the subsidiary, then, to the same extent as provided under subparagraph (e) above, determined as of the date of the optionee's death or retirement, with no additional vesting thereafter; or

          (g) If there is any Change in Control of the Company, regardless of the resulting price per share of Common Stock, then, in accordance with the vesting provisions set forth in the preceding subparagraph (e) hereof.

               The right to purchase shall be cumulative and may be exercised as to any shares not previously purchased during the remainder of the term of the option.

               For  purposes  of this  Section 10, the price per share of Common
          Stock shall be the composite transactions closing price for the Common Stock on the immediately preceding trading date, as published in The Wall Street Journal, with respect to the national securities exchange on which the Common Stock is listed or admitted to unlisted trading privileges. Vesting Acceleration Price shall be a price established by the Compensation Committee at the time of grant. The Vesting Acceleration Price shall be the higher of 100% of the book value per common share as of the most recent year-end, or 150% of the market value at date of grant. Years of employment shall be measured from the date an employee was first employed by the Company or any subsidiary and shall include periods of employment prior to the time when the subsidiary or division of the Company was acquired by the Company. As used in subparagraph (g) above, the term "Change of Control of the Company" refers to: (i) the date of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property; or (ii) the date of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than any sale, lease, exchange or other transfer to any corporation where the Company owns, directly or indirectly, at least 80% of the outstanding voting securities of such corporation after any such transfer; or (iii) the date of any plan or proposal for the liquidation or dissolution of the Company; or (iv) the date any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, hereinafter the "1934 Act"), other than the Old Republic International Corporation Employees Savings and Stock Ownership Trust or any other trust established by or contributed to by the Company or any of its subsidiaries for the benefit of employees of the Company or its subsidiaries, shall become the beneficial owner (within the meaning of Rule 13d-3 under the 1934
          Act) of 20% or more of the Company's outstanding Common Stock; or (v) the date, during any period of 24 consecutive months, on which individuals who at the beginning of such period constitute the entire Board of Directors of the Company shall cease for any reason to constitute a majority thereof.

11.       Transferability of Options
          --------------------------

               Options shall be transferable by the optionee only by will, living trust, under the laws of descent and distribution, or by written designation of a beneficiary filed with the Company during the optionee's lifetime. During the optionee's lifetime, options shall be exercisable only by the optionee.

12.       Termination of Options Upon Severance of Employment
          ---------------------------------------------------

               Except as may be otherwise expressly provided herein, options shall terminate immediately upon severance of the employment relationship between the Company and its subsidiaries and the optionee for any reason, for or without cause, other than death or retirement in good standing from the employ of Company or its subsidiaries for reasons of age or disability under the then established rules of the Company or the subsidiary. Whether authorized leave of absence, or absence on military or government service, shall constitute severance

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

          of the employment relationship between the Company and the subsidiary and the optionee shall be determined by the Compensation Committee at the time thereof.

          (a) Death. In the event of the death of the holder of an option while in the employ of the Company or any subsidiary and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or two (2) years following the date of such death, in the case of options granted prior to March 20, 2002, and four (4) years following the date of such death in the case of options granted on or after March 20, 2002. After the death of the optionee, the optionee's executors, administrators, or any person or persons to whom the optionee's option may be transferred by will, by the laws of descent and distribution or by beneficiary designation shall have the right, at any time prior to such termination, to exercise the option, in whole or in part. The numbers of shares vested and exercisable, however, shall be determined as of the date of death, with no further vesting thereafter.

          (b) Retirement. If, before the date of expiration of the option, the optionee shall be retired in good standing from the employ of the Company or any subsidiary for reasons of age or disability under the then established rules of the Company or the subsidiary, the option shall terminate on the earlier of the date of expiration or two (2) years after the date of such retirement in the case of options granted prior to August 30, 2000, and four (4) years after the date of such retirement in the case of options granted on or after August 30, 2000. In the event of such retirement, the option shall be exercisable prior to the termination of such option to the extent to which the optionee was entitled to exercise such option immediately prior to such retirement unless the provisions of Paragraph 10(b) or 10(e) concerning accelerated vesting apply. An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company or any subsidiary. If the optionee dies after retirement but prior to the expiration date of the optionee's options, the option period shall not be extended but shall terminate on the earlier of the date of

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

               expiration or two (2) years after the date of retirement in the case of options granted prior to August 30, 2000, and four (4) years after the date of such retirement in the case of options granted on or after August 30, 2000. The number of shares vested and exercisable, however, shall be determined as of the date of retirement, with no further vesting thereafter.

13.       Requirements of Law
          -------------------

               The Company shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any option, the Company shall not be required to issue such shares unless the Compensation Committee has received evidence satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a registration statement in effect under said Act or unless an opinion of counsel to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Compensation Committee shall be final, binding and conclusive. At the request of the Company to enable it to comply with said Act, the person exercising the option shall also represent in writing that the shares acquired upon exercise of the option are being acquired for the optionee's own account for investment and not with a view to resale. In the event the shares issuable on exercise of an option are not registered under the Securities Act of 1933, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

                    "The shares of stock  represented by this  certificate  have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that registration is not required for such sale or transfer."

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

               The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall make reasonable efforts to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

14.       No Rights as Shareholder
          ------------------------

               No optionee shall have rights as a shareholder with respect to shares covered by the optionee's option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 3 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

15.       Employment Obligation
          ---------------------

               The granting of any option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to the optionee.

16.       Written Agreement
          -----------------

               Each option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the optionee and by a member of the OCEO for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Compensation Committee in their discretion shall deem advisable.

17.       Shareholder Approval and Termination
          ------------------------------------

               This Plan shall be effective on the date it is approved by the affirmative vote of the holders of a majority of the Company's securities entitled to vote at a meeting duly held in accordance with the applicable laws of Delaware. It shall terminate on May 31, 2002

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

          provided, however, that the Board of Directors of the Company may at any time amend, suspend or terminate the Plan. No termination or amendment of the Plan may, without the consent of the individual to whom any option shall have been theretofore granted, adversely affect the rights of such individual under such option.

          IN WITNESS WHEREOF, the Company has caused its President to execute this Amended and Restated Plan this 15th day of August, 2002.


                                      OLD REPUBLIC INTERNATIONAL CORPORATION



                                      By: /s/ A.C. Zucaro
                                         -----------------------------------
                                         A.C. Zucaro, President


ATTEST:


 /s/ Spencer LeRoy III
------------------------